SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


  Date of Report                                 APRIL 29, 1997
  (Date of earliest event reported)


                   LOGIC DEVICES INCORPORATED
     (Exact name of Registrant as specified in its charter)


                           CALIFORNIA
          (State or other jurisdiction of incorporation)


           0-17187                            94-2893789
  (Commission File Number)                (I.R.S.      Employer
                                           Identification Number)


 1320 ORLEANS DRIVE, SUNNYVALE, CALIFORNIA            94089
 (Address of principal executive offices)           (Zip Code)



                         (408) 542-5400
     (Registrant's telephone number, including area code)

 ITEM 5.  OTHER INFORMATION

     On April 29, 1997, the Board of Directors of Logic Devices Incorporated (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, no par value per share, of the Company (the "Common Stock"). The dividend of the Rights is payable on May 1, 1997, to the shareholders of record as of May 1, 1997 (the "Record Date"). Each Right entitles the registered holder thereof, under certain limited circumstances, to purchase from the Company one one-hundredth of a share of Series B
  Junior Participating Preferred Stock, no par value, of the Company (the "Preferred Stock") at a price of $12.00 per one one-hundredth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of April 30, 1997, as the same may be amended from time to time (the "Rights Agreement"), between the Company and American Securities Transfer & Trust, Inc., as Rights Agent (the "Rights Agent").

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or
 (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the
  Record Date, by such Common Stock certificate together with a copy of this Summary of Rights.

     The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference.
  Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the
  Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on April 29, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

     The Purchase Price payable and the number of shares of Preferred Stock or other securities or property issuable, if the Rights become exercisable and they are properly exercised, is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the
  Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of
  Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each one one-hundredth of a share of Preferred
  Stock will be entitled, when, as and if declared, to a preferential quarterly dividend payment equal to the greater of: (a) $.01 per one one-hundredth of a share and (b) an aggregate dividend equal to the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of each one one-hundredth of a share of Preferred Stock will be entitled to a preferential payment equal to the greater of: (a) $1.00 per one one-hundredth of a share (plus any accrued but unpaid dividends) and (b) the payment made per share of Common Stock. Each one one-hundredth of a share of Preferred Stock will have one vote, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each one one-hundredth of a share of Preferred Stock will be entitled to receive an amount equal to the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

     Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right (if and when it becomes excercisable and is properly exercised) should approximate the value of one share of Common Stock.

     In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

     In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring
  Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

     At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the
  Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

     At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

     Until a Right becomes exercisable and is properly exercised or exchanged, the holder thereof, as the holder of a Right, will have no rights as a shareholder of the Company, including, without limitation, no right to vote or to receive dividends.

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to the Company's report on Form 8-A, dated May 2, 1997. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is incorporated herein by this reference.

     The form of Rights Agreement between the Corporation and the Rights Agent specifying the terms of the Rights, together with Exhibit A thereto, the form of Certificate of Determination specifying the terms of the Series B Junior Participating Preferred Stock; Exhibit B thereto, the form of Right Certificate; and Exhibit C thereto, the form of Summary of Rights to Purchase Series B Junior Participating Preferred
 Stock,  are  attached  to such Form 8-A as exhibits and are incorporated herein by reference. The foregoing description of the Rights is qualified by reference to those exhibits.

 ITEM 7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
 EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          (1) Rights Agreement dated as of April 30, 1997, between Logic Devices Incorporation and American Securities Transfer & Trust, Inc., as Rights Agent. The Rights Agreement includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock; as Exhibit B, the form of Right Certificate; and as Exhibit C, the form of the Summary of Rights to Purchase Series A Junior Participating Preferred Stock. Incorporated by reference to the Company's Form 8-A filed with the Commission on May 2, 1997.

          (2)  Press Release dated April 29, 1997.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     LOGIC DEVICES INCORPORATED



 Dated:  May 5, 1997          /S/ Todd J. Ashford
                              Todd J. Ashford, Chief Financial Officer